SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 9, 1998


                                 SUSSEX BANCORP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                    0-29030                   22-3475473
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(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


                   399 Route 23, Franklin, New Jersey              07416
                  -----------------------------------           --------
                  (Address of principal executive offices)     (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914

Item 5.   Other Events

         The  Registrant  issued  a  press  release   announcing  third  quarter
earnings. The details announced in the press release are incorporated by reference as if set forth at length herein.

Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

             99                 Press Release announcing third quarter earnings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         SUSSEX BANCORP
                                                         --------------
                                                          (Registrant)




Dated: October 9, 1998                               By: /s/ CANDACE A. LEATHAM
                                                         ----------------------
                                                         CANDACE A. LEATHAM
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


  Exhibit No.                       Description                         Page No.
  -----------                       -----------                         --------

      99          Press Release announcing third quarter earnings          5